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                                                                    EXHIBIT 99.1

         REDEMPTION AND AMENDMENT AGREEMENT

         REDEMPTION AND AMENDMENT AGREEMENT (the "AGREEMENT"), dated as of January 10, 2001, by and among Intraware, Inc., a Delaware corporation, with headquarters located at 25 Orinda Way, Orinda, California 94563 (the "COMPANY"), and the investors listed on the Schedule of Investors attached hereto (individually, an "INVESTOR" and collectively, the "INVESTORS").

         WHEREAS:

         A. The Company, the Investors and certain other entities (the "OTHER INVESTORS") have entered into that certain Securities Purchase Agreement, dated as of June 29, 2000 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Investors and the Other Investors purchased from the Company (I) shares of the Company's Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK"), which are convertible into shares of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK") (as converted, the "SERIES A CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series A Preferred Stock filed with the Secretary of State of the State of Delaware on June 30, 2000 (the "SERIES A CERTIFICATE OF DESIGNATIONS"), (II) shares of the Company's Series B Convertible Preferred Stock (the "SERIES B PREFERRED STOCK"), which are convertible into shares of Common Stock (as converted, the "SERIES B CONVERSION Shares"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series B Preferred Stock filed with the Secretary of State of the State of Delaware on June 30, 2000 (the "SERIES B CERTIFICATE OF DESIGNATIONS"), (III) shares of the Company's Series C Convertible Preferred Stock (the "SERIES C PREFERRED STOCK" and, collectively with the Series A Preferred Stock and the Series B Preferred Stock, the "PREFERRED STOCK"), which are convertible into shares of Common Stock (as converted, the "SERIES C CONVERSION SHARES" and, collectively with the Series A Conversion Shares and the Series B Conversion Shares, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series C Preferred Stock filed with the Secretary of State of the State of Delaware on June 30, 2000 (the "SERIES C CERTIFICATE OF DESIGNATIONS" and, collectively with the Series A Certificate of Designations and the Series B Certificate of Designations, the "CERTIFICATE OF DESIGNATIONS"), and (IV) warrants to purchase shares of Common Stock (the "WARRANTS" and, as exercised the "WARRANT SHARES");

         B. Each Investor is the holder of that number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, (each a "PREFERRED SHARE" and, collectively, the "PREFERRED SHARES") and a Warrant (each, an "INVESTOR WARRANT") to purchase that number of Warrant Shares set forth opposite its name on the Schedule of Investors;

         C. The Company wishes to redeem the Preferred Shares held by the Investors and each of the Investors wishes to allow the Company to redeem, upon the terms and conditions set forth in this Agreement, such Investor's Preferred Shares for an aggregate of $3,758,188.20 in cash and the issuance of 375,819 shares of Common Stock, as adjusted for any stock splits, stock dividends, stock combinations or other similar transaction (the "COMMON SHARES"), in exchange for the Preferred Shares (pro rata based on the number of Preferred Shares held by each such Investor relative to 459 Preferred Shares);

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         D.   The Company and the Investors wish to amend the terms of the
Investor Warrants to decrease the Warrant Exercise Price (as defined in the Warrants);

         E. The exchange of a portion of the Preferred Shares for the Common Shares as part of the redemption of all the Preferred Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "1933 ACT"); and

         F. At the Closing (as defined below) the parties will execute and deliver a Registration Rights Agreement substantially in the form attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company shall agree to provide certain registration rights under the 1933 act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW THEREFORE, the Company and the Investor hereby agree as follows:

         1.   REDEMPTION AND EXCHANGE OF PREFERRED SHARES; AMENDMENT OF
WARRANTS.

              (a) REDEMPTION AND EXCHANGE OF PREFERRED SHARES. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, the Company shall redeem from each Investor and each Investor shall allow the Company to redeem from it on the Closing Date (as defined below) all of such Investor's Preferred Shares set forth opposite such Investor's name on the Schedule of Investors (which number of Preferred Shares in the aggregate equals 417 Preferred Shares) (the "CLOSING"). The redemption price (the "REDEMPTION PRICE") to be paid by the Company for each Preferred Share being redeemed at the Closing shall consist of (i) the payment by the Company of $8,187.77 in cash (the "CASH COMPONENT") and (ii) the issuance by the Company of 818.77 Common Shares in exchange for the portion of such Preferred Share not redeemed by the Cash Component (such that the aggregate Cash Component for all Preferred Shares is $3,758,188.20 and the aggregate number of Common Shares issued is 375,819, each in the respective amounts set forth opposite each Investor's name on the Schedule of Investor's.

              (b) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. Central Time, on January 12, 2001, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and each Investor, but in no event later than January 16, 2001). The Closing shall occur on the Closing Date at the offices of Katten Muchin Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

              (c) FORM OF PAYMENT. On the Closing Date, (i) the Company (A) shall pay to each Investor the Cash Component of the aggregate Redemption Price for the Preferred Shares held by such Investor which the Company is redeeming at the Closing, by wire transfer of immediately available funds in accordance with such Investor's written wire instructions, and (B) shall issue and deliver to each Investor the Common Shares being issued, as part of the

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Redemption Price, in exchange for the portion of each of such Investor's
Preferred Shares not redeemed by the Cash Component, and (ii) each Investor shall deliver to the Company stock certificates (the "PREFERRED STOCK CERTIFICATES") representing such number of the Preferred Shares of the respective series of the Preferred Shares held by such Investor (as indicated opposite such Investor's name on the Schedule of Investors).

              (d) AMENDMENT OF WARRANTS. Effective as of the date of this Agreement, each Investor Warrant is amended by deleting Section 1(b)(xx) of each such Investor Warrant and replacing Section 1(b)(xx) in its entirety with the following:

         "(xx) "WARRANT EXERCISE PRICE," with respect to any Warrant Share, shall be equal to the Closing Bid Price of the Common Stock on the trading day immediately preceding the earlier of (A) the Closing Date (as defined in the Redemption and Amendment Agreement, dated as of January 10, 2001, by and among the Company and the investors named therein, including the initial holder of this Warrant), and (B) January 16, 2001."

         2.   INVESTOR'S REPRESENTATIONS AND WARRANTIES.

              Each Investor represents and warrants with respect to only itself that:

              (a) VALIDITY; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and is a valid and binding agreement of such Investor enforceable against such Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

              (b) TRANSFER OR RESALE. Such Investor understands that except as provided in the Registration Rights Agreement: (i) the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company, in a reasonably acceptable form, to the effect that such Common Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Common Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Common Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder; and (iii) neither the Company nor any other person is under any obligation to register

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the Common Shares for resale under the 1933 Act or any state securities laws or to comply with the terms and conditions of any resale exemption thereunder.

              (c) LEGENDS. Such Investor understands that, until such time as the sale of the Common Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Common Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Common Shares are registered for sale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company, in a reasonably acceptable form, to the effect that such sale, assignment or transfer of the Common Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Common Shares can be sold, assigned or transferred pursuant to Rule 144. Each Investor acknowledges, covenants and agrees to sell the Common Shares represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or
(ii) advice of counsel that such sale is exempt from the registration requirements of Section 5 of the 1933 Act.

              (d) FREE OF LIENS. Assuming that pursuant to the Securities Purchase Agreement the Company issued such Investor the Preferred Shares held by such Investor free and clear of any taxes, security interest, liens, encumbrances, claims and demands of any kind whatsoever, at the time of the Closing such Investor shall hold the Preferred Shares to be redeemed by the Company from such Investor at such Closing, and shall transfer such Preferred Shares to the Company, free and clear of any restrictions on transfer, taxes, security interest, liens, encumbrances and demands of any kind whatsoever.

         3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

              The Company represents and warrants to each of the Investors that:

              (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).

              (b) AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Common Shares in accordance with the terms of this Agreement. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the redemption of the Preferred Shares (including the reservation for issuance and the issuance of the Common Shares), have been duly authorized by the Company's Board of Directors by unanimous written consent and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. As of the Closing, the Transaction Documents dated after the date hereof shall have been duly executed and delivered by the Company, and shall constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

              (c) ISSUANCE OF SECURITIES. 750,000 shares of Common Stock have been duly authorized and reserved for issuance of the Common Shares. Upon issuance in accordance with the terms of this Agreement, the Common Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Common Shares is exempt from registration under the 1933 Act and applicable state securities laws pursuant to Section 3(a)(9) of the 1933 Act and similar exemptions under state law, respectively.

              (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the redemption of the Preferred Shares (including the reservation for issuance and issuance of the Common Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws (as defined below) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market, Inc.) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

              (e) CONSENTS. Except for the filing of the Registration Statement (as defined in the Registration Rights Agreement) with the SEC, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.

              (f) ACKNOWLEDGMENT REGARDING REDEMPTION OF INVESTOR'S PREFERRED SHARES. The Company acknowledges and agrees that each Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and that no Investor is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act (as defined below)). The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by an Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor's entering into this Agreement. The Company further represents to each Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

              (g) NO SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has paid or given, either directly or indirectly, any

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commission or other remuneration to any person for soliciting the exchange of the portions of the Preferred Shares for the Common Shares or for any other transaction contemplated by this Agreement.

              (h) NO INTEGRATED OFFERING. None of the Company, its subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Company's issuance of any of the Common Shares under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the Company's issuance of any of the Common Shares under the 1933 Act or cause the offering of the Common Shares to be integrated with other offerings.

              (i) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since February 28, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

              (j) ABSENCE OF CERTAIN CHANGES. Except as has been publicly disclosed prior to the date of this Agreement and except as set forth on
SCHEDULE 3(j), since February 29, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its

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subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

              (k) CONDUCT OF BUSINESS. Except as set forth on SCHEDULE 3(k), the Company is not in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.

              (l) EQUITY CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (x) 250,000,000 shares of Common Stock, of which (i) as of January 5, 2001, 27,565,399 shares were issued and outstanding, (ii) as of the date hereof, 9,430,167 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and (iii) as of the date hereof, no shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 10,000,000 shares of preferred stock, of which as of the date hereof, none are issued and outstanding, and none are reserved for issuance (other than the Preferred Stock). All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. No shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS").

              (m) CONSENT TO AMEND INVESTOR WARRANTS. On or prior to the date hereof, the Company has obtained, and delivered copies to the Investors of, the written consent of at least that number of Other Investors holding Warrants which, when combined with the Investor Warrants, represent a sufficient number of Warrant Shares as is required under Section 13 of the Warrants to amend the provisions of the Investor Warrants in the manner provided in Section 1 of this Agreement.

         4.   COVENANTS.

              (a) BEST EFFORTS. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

              (b) REPORTING STATUS. Until the date on which the Investors shall have sold all the Common Shares and the Warrant Shares and none of the Warrants is outstanding (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

              (c) FINANCIAL INFORMATION. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through EDGAR, within one business day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

              (d) LISTING. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Warrants. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Nasdaq National Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).

              (e) EXPENSES; FEES. Subject to Section 7 below, at the Closing, the Company shall pay a nonaccountable expense allowance of $10,200 to Fisher Capital Ltd. (an Investor) or its designee(s) and $4,800 to Wingate Capital Ltd. (an Investor) or its designee(s), by wire transfer of immediately available funds in accordance with each such Investor's written wire instructions.
[This provision is only applicable to the agreement with Fisher Capital Ltd. & Wingate Capital Ltd.]

              (f) PLEDGE OF SECURITIES. The Company acknowledges and agrees that the Common Shares may be pledged by an Investor in connection with a bonafide margin agreement or other loan or financing arrangement secured by the Common Shares. The pledge of Common Shares shall not be deemed to be a transfer, sale or assignment of the Common Shares hereunder, and no Investor effecting a pledge of Common Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, any other Transaction Document, including without limitation, Section 2(b) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(b) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Shares may reasonably request in connection with a pledge of the Common Shares to such pledgee by an Investor.

              (g) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before the first business day following the Closing Date, the Company shall file a Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement) as exhibits to such filing (including all attachments, exhibits and schedules to such documents, the "8-K FILING"). The Company shall not publicly disclose, by press release or otherwise, the transactions contemplated by the Transaction Documents or any other financing transaction prior to the Closing Date. From and after the filing of the 8-K Filing with the SEC, no Investor shall be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, in the Transaction Documents, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Investor; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

              (h) WAIVER OF SECTION 4(o); HOLDINGS. During the period beginning on the date hereof and ending on and including the earlier of (i) the Closing Date and (ii) January 16, 2001 (or such later date as the Company and each Investor agree in writing) (the "PRE-CLOSING PERIOD"), each Investor, severally and not jointly, waives the Company's compliance with its obligations under Section 4(o) of the Securities Purchase Agreement; provided, however, that if the Closing does not occur on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then the waiver set forth in this Section 4(h) shall be null and void and of no further force or effect with respect to all periods, including the Pre-Closing Period. If the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then effective as of the Closing, each Investor, severally and not jointly, permanently waives the Company's compliance with its obligations under Section 4(o) of the Securities Purchase Agreement. If the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing) and the Registration Statement (as defined in the Registration Rights Agreement) is effective and available for the sale of all the Registrable Securities (as defined in the Registration Rights Agreement) on each day during the 60-day period immediately following the date the Company notifies each Investor that the Registration Statement has been declared effective by the SEC, then each Investor agrees that beginning on and including the date which is 60 days after the date the Company notifies each Investor that the Registration Statement has been declared effective by the SEC in accordance with the terms of the Registration Rights Agreement and ending on and including the date which is one
(1) year after the Closing Date, neither such Investor nor any of its affiliates shall maintain, directly or indirectly, any short position in the Common Stock in excess of a number of shares equal to the sum of (i) the number of Warrant Shares issuable upon exercise of the Investor Warrants held by such Investor or its affiliates (without regard to any limitations on exercise), plus (ii) the number of Warrant Shares issued upon exercise of Investor Warrants by such Investor or its affiliates and which Warrant Shares such Investor or its affiliates continue to hold.

              (i) PREFERRED SHARE REGISTRATION. On or before the second (2nd) Business Day following the Closing, the Company shall remove the Investors, including all references thereto or securities held thereby, from the registration statement on Form S-3 filed by the Company on November 9, 2000 (and any amendments thereto) pursuant to the registration rights agreement, dated as of June 29, 2000, by and among the Company, the Investors and the Other Investors (the "PREFERRED SHARE REGISTRATION RIGHTS AGREEMENT"). During the Pre-Closing Period, each Investor, severally and not jointly, waives the Company's compliance with its obligations under the Preferred Share Registration Rights Agreement; provided, however, that if the Closing does not occur on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then the waiver set forth in this Section 4(i) shall be null and void and of no further force or effect with respect to all periods, including the Pre-Closing Period. If the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then effective as of the Closing, each Investor, severally and not jointly, permanently waives the Company's compliance with its obligations under the Preferred Share Registration Rights Agreement. If the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then effective as of the Closing, the Company permanently waives each Investor's compliance with its obligations under the Preferred Share Registration Rights Agreement.

              (j) RULE 144. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by a holder of the Common Shares that such holder's holding period of any Common Shares for purposes of Rule 144 relates back (i.e., tacks) to the holding period for the Preferred Shares.

         5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company hereunder to redeem the Preferred Shares from an Investor (including the issuance of the applicable number of Common Shares to such Investor) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

              (a) Such Investor shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

              (b) Such Investor shall have delivered to the Company the Stock Certificates representing the Preferred Shares to be redeemed by the Company from such Investor at such Closing with stock powers duly endorsed in blank.

              (c) The representations and warranties of such Investor contained herein shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the such Closing Date.

         6. CONDITIONS TO EACH INVESTOR'S OBLIGATIONS AT CLOSING. The obligation of each Investor hereunder to permit the Company to redeem the Preferred Shares at the Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for such Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company and each Investor with prior written notice thereof:

              (a) The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to such Investor.

              (b) The Company shall have delivered to such Investor the Cash Component of the Redemption Price for the number of Preferred Shares being redeemed by the Company from such Investor (as set forth in Section 1(a)) on the Closing Date, by wire transfer of immediately available funds pursuant to the wire instructions provided by such Investor (and, with respect to Fisher Capital Ltd. and Wingate Capital Ltd., the Company shall have delivered the amounts set forth in Section 4(e) by wire transfer of immediately available funds such Investor).

              (c) The Company shall have executed and delivered to such Investor the Stock Certificates (in such denominations as such Investor shall request) representing the Common Shares being issued in exchange for such Investor's Preferred Shares (as set forth in Section 1(a)) which is not redeemed by the Cash Component at the Closing.

              (d) Such Investor shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Investor and in substantially the form of EXHIBIT B attached hereto.

              (e) The Company shall have delivered to such Investor a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Secretary of State of the State of Delaware as of a date within 10 days of the Closing Date.

              (f) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions described in Section 3 as adopted by the Company's Board of Directors in a form reasonably acceptable to such Investor,
(ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing in the form attached here to as EXHIBIT C.

              (g) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form attached here to as EXHIBIT D.

              (h) The Company shall have delivered to such Investor such other documents relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

              (i) (i) The Common Stock shall be designated for quotation or listing on the Principal Market, and (ii) trading in the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened.

         7. TERMINATION. In the event that the Closing shall not have occurred with respect to an Investor on or before January 16, 2001 hereof due to the Company's or such Investor's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 7, the Company shall remain obligated to reimburse Fisher Capital Ltd. and Wingate Capital Ltd. (provided they are not breaching parties) for the expenses described in Section 4(e) above.

         8.   MISCELLANEOUS.

              (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this agreement or any transaction contemplated hereby.

              (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

              (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

              (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

              (e)   ENTIRE AGREEMENT; EFFECT ON PRIOR AGREEMENTS; AMENDMENTS.

                    (i) Except for the Securities Purchase Agreement, the Preferred Share Registration Rights Agreement, the Warrants, the Certificate of Designations and the Irrevocable Transfer Agent Instructions (as defined in the Securities Purchase Agreement), this Agreement supersedes all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters.

                    (ii) If the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then effective as of the Closing, each Investor, severally and not jointly, permanently waives the Company's compliance with its obligations under the Securities Purchase Agreement, except for Sections 4(b), 4(h), 4(j), 4(k), 5 and 9 of the Securities Purchase Agreement. As provided in Section 4(i), if the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then effective as of the Closing, each Investor, severally and not jointly, permanently waives the Company's compliance with its obligations under the Preferred Share Registration Rights Agreement. As provided in Section 4(i), if the Closing occurs on or prior to January 16, 2001 (or such later date as the Company and each Investor agree in writing), then effective as of the Closing, the Company permanently waives each Investor's compliance with its obligations under the Preferred Share Registration Rights Agreement. The Warrants, as amended by this Agreement, shall remain in full force and effect. The Irrevocable Transfer Agent Instructions shall remain in full force and effect with respect to the securities and the transactions contemplated thereby. The Investors acknowledge that, if the Closing occurs, the Company may, in its sole discretion, file a certificate of elimination with respect to each of the Certificate of Designations.

                    (iii) No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investors which hold of at least a majority of the Common Shares then held by Investors (or if prior to the Closing, the Investors holding at least a majority of the Preferred Shares then outstanding), and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

                    (iv) The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

              (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Intraware, Inc.
                  25 Orinda Way
                  Orinda, California 94563
                  Telephone:  925-253-4500
                  Facsimile:  925-253-4541
                  Attention:  President

         With a copy to:

                  Wilson Sonsini Goodrich & Rosati
                  Professional Corporation
                  650 Page Mill Road
                  Palo Alto, California 94304
                  Telephone:  650-493-9300
                  Facsimile:  650-493-6811
                  Attention:  Adam R. Dolinko, Esq.

If to an Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to such Investor's representatives as set forth on the Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

              (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares, the Investor Warrants or the Common Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors holding at least a majority of the Common Shares then held by the Investors, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 5 of the Certificate of Designations) with respect to which the Company is in compliance with Section 5 of the Certificate of Designations and Section 9 of the Warrants. An Investor may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Investor from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

              (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

              (i)   SURVIVAL. Unless this Agreement is terminated under
Section 7, the representations and warranties of the Company and the Investors contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8 shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

              (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              (k) INDEMNIFICATION. In consideration of each Investor's execution and delivery of the Transaction Documents to which it is a party in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each other holder of the Common Shares and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any disclosure made by such Investor pursuant to Section 4(g), or (iii) solely the status of such Investor or holder of the Common Shares as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this
Section 8(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

              (l) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

              (m) REMEDIES. Each Investor and each holder of the Common Shares shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

              (n) PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Investors hereunder or pursuant to any of the other Transaction Documents or the Investors enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

              (o) MUTUAL GENERAL RELEASE. i. In consideration of the release set forth in Section 8(o)(ii), effective as of the Closing (the "EFFECTIVE TIME") each Investor, severally and not jointly, on behalf of itself and its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "INVESTOR RELEASING PERSONS"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 8(o)(iii) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "INVESTOR CLAIMS"), that any of the Investor Releasing Persons had or currently has against (i) the Company, (ii) any of the Company's current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or
(iii) any of the Company's or such other persons' or entities' current or former officers, directors, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "COMPANY RELEASED PERSONS"), including, without limitation, Investor Claims arising out of or relating to the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants and the Certificate of Designations (collectively, the "RELEASED DOCUMENTS") other than Investor Claims arising after the Effective Time.

                    ii. In further consideration of the Investors entering into this Agreement, effective as of the Effective Time, the Company on behalf of itself and its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "COMPANY RELEASING PERSONS"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 8(o)(iii) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "COMPANY CLAIMS"), that any of the Company Releasing Persons had or currently has against (i) the Investors,
(ii) any of the Investors' respective current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or (iii) any of the Investors' or such other persons' or entities' current or former officers, directors, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "INVESTOR RELEASED PERSONS"), including, without limitation, any Company Claims arising out of or relating to the Released Documents.

                    iii. The Company and each of the Investors acknowledge that the release set forth in Sections 8(o)(i) and 8(o)(ii) above does not affect any claim which any Company Releasing Person or Investor Releasing Person may have under this Agreement and Section 9(k) of the Securities Purchase Agreement.

                    iv.   It is the intention of each party that this
Section 8(o) shall be effective as a final accord and satisfaction and release of each and every Investor Claim and Company Claim, except as otherwise specifically provided in this Section 8(o). In furtherance of this intention, each party acknowledges that it is familiar with Section 1542 of the California Civil Code which provides as follows:

                    A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT NOW KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party hereby waives and relinquishes every right or benefit which it may have under Section 1542 or the California Civil Code to the extent that it may lawfully waive such right or benefit pertaining to the subject matter of this Agreement. Each party acknowledges that the foregoing waiver was separately bargained for and is a key element of the Agreement of which this release is a part.

                                   * * * * * *

         IN WITNESS WHEREOF, each Investor and the Company have caused this Redemption and Amendment Agreement to be duly executed as of the date first written above.

COMPANY:                              INVESTORS:

INTRAWARE, INC.


By:
   --------------------------
   Name:
   Title:

                                   SCHEDULE OF INVESTORS [For agreement with Fisher & Wingate]

  INVESTOR'S NAME             INVESTOR ADDRESS          NUMBER OF  NUMBER OF  NUMBER OF  TOTAL        TOTAL     TOTAL CASH   TOTAL
                            AND FACSIMILE NUMBER        SHARES OF  SHARES OF  SHARES OF  NUMBER OF  NUMBER OF   COMPONENT    COMMON
                                                        SERIES A   SERIES B   SERIES C   SHARES OF   WARRANT                 SHARES
                                                        PREFERRED  PREFERRED  PREFERRED  PREFERRED   SHARES
                                                          STOCK      STOCK      STOCK      STOCK
-------------------  --------------------------------   --------   --------   ---------  ---------  ---------  ------------ --------
Fisher Capital Ltd.  "Citadel Investment Group, L.L.C.   284        14         14         312        117,969   $2,554,585.4  255,459
                     225 West Washington Street
                     Chicago, Illinois 60606
                     Attention: Daniel J. Hopkins
                                Jefrey D. Rogers
                     Facsimile: (312) 338-0780
                     Telephone: (312) 696-2100
                     Residence: Cayman Islands

                     (REPRESENTATIVES)
                     Katten Muchin Zavis
                     525 W. Monroe Street
                     Chicago, Illinois 60661-3693
                     Attention: Robert J. Brantman,
                     Esq.
                     Facsimile: (312) 902-1061
                     Telephone: (312) 902-5200

-------------------  --------------------------------   --------   --------   ---------  ---------  ---------  ------------ --------
Wingate Capital Ltd. "Citadel Investment Group, L.L.C.   133         7          7         147         55,515   $1,203,602.8  120,360
                     225 West Washington Street
                     Chicago, Illinois 60606
                     Attention: Daniel J. Hopkins
                                Jefrey D. Rogers
                     Facsimile: (312) 338-0780
                     Telephone: (312) 696-2100
                     Residence: Cayman Islands

                     (REPRESENTATIVES)
                     Katten Muchin Zavis
                     525 W. Monroe Street
                     Chicago, Illinois 60661-3693
                     Attention: Robert J. Brantman,
                     Esq.
                     Facsimile: (312) 902-1061
                     Telephone: (312) 902-5200

                                   SCHEDULE OF INVESTORS [For agreement with HFTP]

-------------------  --------------------------------   --------   --------   ---------  ---------  ---------  ------------ --------
HFTP Investment      c/o Promethean Asset Management,    167         8          8         183         69,394   $1,498,362.45 149,836
L.L.C.               L.L.C.
                     750 Lexington Ave, 22nd Floor
                     New York, NY 10022
                     Attention: John Floegel
                     Telephone: (212) 702-5200
                     Facsimile: (212) 758-9334
                     Residence: New York

                     (REPRESENTATIVES)
                     Katten Muchin Zavis
                     525 W. Monroe Street
                     Chicago, Illinois 60661-3693
                     Attention: Robert J. Brantman, Esq.
                     Facsimile: (312) 902-1061
                     Telephone: (312) 902-5200

                                   SCHEDULE OF INVESTORS [For agreement with Marshall Capital]

-------------------  --------------------------------   --------   --------   ---------  ---------  ---------  ------------ --------
Marshall Capital     Marshall Capital Management, Inc.   250        12         12         274        104,090   $2,243,449.78 224,345
Management, Inc.     c/o Credit Suisse First Boston
                     11 Madison Ave., 7th Floor
                     New York, NY 10010
                     Attention: Alan Weine
                                Charles Gassenheimer
                     Telephone: (212) 325-0038
                                (312) 750-3239
                     Facsimile: (212) 325-6519
                                (312) 750-1031
                     Residence: New York

                     (REPRESENTATIVES)
                     Solomon, Zauderer, Ellenhorn,
                     Frischer & Sharp
                     45 Rockefeller Plaza
                     New York, New York 10111
                     Attention: Robert Mazzeo
                     Telephone: (212) 956-3700
                     Facsimile: (212) 956-4068

                                    EXHIBITS


Exhibit A     Form of Registration Rights Agreement
Exhibit B     Form of Company Counsel Opinion
Exhibit C     Form of Secretary's Certificate
Exhibit D     Form of Officer's Certificate

                                 INTRAWARE, INC.

                               DISCLOSURE SCHEDULE

                             AS OF JANUARY 10, 2001

         Pursuant to Section 3 of the Redemption and Amendment, dated as of January 10, 2001 (the "AGREEMENT"), Intraware hereby delivers this Disclosure Schedule to the representations and warranties of Intraware given in the Agreement. Any capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

3(j)     ABSENCE OF CERTAIN CHANGES.

         The Company may be in breach of documents related to its Series A, B and C Preferred Stock Financing.

         The market price of the Company's Common Stock has dropped by more than 95% since February 29, 2000. This drop may have created and may in the future create concerns on the part of potential customers and partners regarding the Company's viability, thereby causing them to delay or avoid purchasing products or services from the Company and/or entering into business arrangements with the Company. This drop may also have created and may in the future create concerns on the part of key employees and members of the Board of Directors of the Company regarding the Company's viability and the value of their Common Stock holdings and/or options to purchase Common Stock, thereby making it difficult for the Company to retain those key employees and members of the Board of Directors.

         The Company is in the process of restructuring and consolidating its business operations and its product and service offering, in connection with the Company's press release on December 1, 2000 and its report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2000. This restructuring and consolidation have resulted in an overall reduction in the resources devoted to sales, marketing, support and development of the Company's products and services, and in the number and scope of products and services offered, and may thereby adversely affect the Company's future operating results. In addition, the restructuring and consolidation may have had and may continue to have an adverse impact on the morale of employees and the ability of the Company to attract and retain qualified employees.

         The Company is in the business of selling information technology (IT) products and services to companies. In recent months, key U.S. companies in several industries, and the U.S. government, have released data suggesting that the growth of revenues and profits among U.S. companies generally is decreasing. The majority of the Company's revenues and profits are derived from sales to U.S. companies. The trend suggested by the above-referenced data may cause those companies to decrease their spending on IT products and services such as those offered by the Company. In addition, prior to February 29, 2000, a substantial portion of the Company's sales was to emerging growth technology companies. Since February 29, 2000, the capital resources available to emerging growth technology companies have diminished substantially and the financial performance of the emerging-growth technology sector has deteriorated substantially. This combination of events appears to have caused, and is expected to continue to cause, a substantial reduction in the spending of emerging growth technology companies on IT products and services such as those offered by the Company.

         The Company has historically experienced significant operating losses that have required the Company to fund operations through financing activities, such as the sale of the Company's common stock and preferred stock. Because of the uncertain nature of the business climate generally, as well as the uncertain demand for the Company's products and services, the Company may experience operating losses in the future. Depending on the magnitude and frequency of any such operating losses, the Company may require additional funding through the issuance of debt or equity securities. Since February 29, 2000, it has become increasingly difficult for emerging growth technology companies such as Intraware to raise capital through the issuance of debt or equity securities. In the event of significant ongoing operation losses, there can be no assurances that the Company will be able to raise sufficient capital in the future to fund operations.

3(k)     CONDUCT OF BUSINESS.

         The Company may be in breach of documents related to its Series A, B and C Preferred Stock Financing.